                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             EXCELSIOR FUNDS, INC.

                             EXCELSIOR FUNDS TRUST

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              Excelsior Funds Logo

Dear Excelsior Fund Shareholder:

     The Board of Directors of the Excelsior Funds is asking you to approve a proposal to elect ten members to the Board of Directors, six from the current board of directors plus four new nominees, all of whom are experienced mutual fund directors. The proposal is explained in more detail in the accompanying proxy statement, which I urge you to read. THE BOARD OF DIRECTORS OF THE EXCELSIOR FUNDS IS RECOMMENDING THAT SHAREHOLDERS VOTE FOR ALL TEN NOMINEES.

WHY SHAREHOLDERS ARE BEING ASKED TO ELECT BOARD NOMINEES
     Certain changes have been made to the way the Funds' advisers and administrator provide administrative and other non-advisory services to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, a separate group of mutual funds in the Schwab mutual fund complex, now share certain administrative, compliance, marketing and other functions.

     To complement these changes, it has been proposed that a single group of Directors, comprised of certain members of the current Excelsior Funds Board, plus four new nominees, three of whom are currently directors of the Laudus Funds, jointly oversee the two fund families. It is anticipated that the new unified Board will strengthen the oversight provided on behalf of Fund shareholders and that the unification of the board structure may result in certain long-term cost and operating efficiencies.

     The Investment Company Act of 1940, which governs the activities of the Excelsior Funds, generally requires that at least two thirds of the board members be elected by shareholders. With this proxy, Fund shareholders have the opportunity to elect all of the members of the Board of Directors. You should also note that the cost of the proxy will be borne by US Trust and its affiliates, not the Funds or their shareholders.

WHAT WILL NOT CHANGE AS A RESULT OF THIS PROXY
     Certain aspects of the Excelsior Funds will remain the same, namely:

     - Fund Management: United States Trust Company, National Association, and UST Advisers, Inc., the advisers of the Funds, will continue to retain day-to-day responsibility for portfolio management.

     - Investment Process: The same investment process and benchmarks will be used to select Fund investments. The Funds' investment objectives and disciplined approach to investing will remain unchanged.

     - Commitment: US Trust remains committed to shareholders in terms of Fund performance, communications and service.

YOUR VOTE IS IMPORTANT -- PLEASE VOTE ALL PROXY CARDS RECEIVED PROMPTLY
     For your convenience, you may vote by Internet or touch-tone telephone (see instructions on the enclosed proxy card(s)), or simply complete, sign and date the enclosed proxy card(s) and return by mail in the enclosed postage paid envelopes. Your prompt reply will reduce the delay and cost associated with follow up mailings.

     You may have received more than one proxy card. To ensure all of your shares are fully represented, please make sure to vote all of the proxy cards you have received.

IF YOU NEED HELP VOTING OR HAVE QUESTIONS
     Please call our proxy solicitor, D.F. King at 1-888-414-5566, and they will be able to assist you. Under certain circumstances, you may also vote your shares over the phone with a D.F. King representative.

THE MEETING WILL BE HELD ON JUNE 28, 2006
     A special meeting of the shareholders of the Excelsior Funds will be held at 8:30 AM PST on June 28, 2006 to vote on the director proposal. The meeting will be held at the offices of Charles Schwab & Co., Inc. at 101 Montgomery Street, 2nd floor, in San Francisco. IF YOU ARE UNABLE TO ATTEND THE MEETING,

PLEASE MAKE SURE YOU VOTE YOUR SHARES USING ONE OF THE METHODS DESCRIBED ABOVE SO THAT YOUR VOTE WILL BE REPRESENTED.

     Thank you in advance for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the Excelsior Funds and look forward to continuing to serve your investment needs in the future.

Sincerely,

LOGO
Evelyn Dilsaver
President
Excelsior Funds

Shares of Excelsior Funds are distributed by BISYS Fund Services Limited Partnership.

                              Excelsior Funds Logo

Dear Excelsior Fund Shareholder:

     The Board of Directors of the Excelsior Funds is asking you to approve a proposal to elect ten members to the Board of Directors, six from the current board of directors plus four new nominees, all of whom are experienced mutual fund directors. The proposal is explained in more detail in the accompanying proxy statement, which I urge you to read. THE BOARD OF DIRECTORS OF THE EXCELSIOR FUNDS IS RECOMMENDING THAT SHAREHOLDERS VOTE FOR ALL TEN NOMINEES.

WHY SHAREHOLDERS ARE BEING ASKED TO ELECT BOARD NOMINEES
     Certain changes have been made to the way the Funds' advisers and administrator provide administrative and other non-advisory services to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, a separate group of mutual funds in the Schwab mutual fund complex, now share certain administrative, compliance, marketing and other functions.

     To complement these changes, it has been proposed that a single group of Directors, comprised of certain members of the current Excelsior Funds Board, plus four new nominees, three of whom are currently directors of the Laudus Funds, jointly oversee the two fund families. It is anticipated that the new unified Board will strengthen the oversight provided on behalf of Fund shareholders and that the unification of the board structure may result in certain long-term cost and operating efficiencies.

     The Investment Company Act of 1940, which governs the activities of the Excelsior Funds, generally requires that at least two thirds of the board members be elected by shareholders. With this proxy, Fund shareholders have the opportunity to elect all of the members of the Board of Directors. You should also note that the cost of the proxy will be borne by US Trust and its affiliates, not the Funds or their shareholders.

WHAT WILL NOT CHANGE AS A RESULT OF THIS PROXY
     Certain aspects of the Excelsior Funds will remain the same, namely:

     - Fund Management: United States Trust Company, National Association, and UST Advisers, Inc., the advisers of the Funds, will continue to retain day-to-day responsibility for portfolio management.

     - Investment Process: The same investment process and benchmarks will be used to select Fund investments. The Funds' investment objectives and disciplined approach to investing will remain unchanged.

     - Commitment: US Trust remains committed to shareholders in terms of Fund performance, communications and service.

YOUR VOTE IS IMPORTANT -- PLEASE VOTE ALL PROXY CARDS RECEIVED PROMPTLY
     For your convenience, you may vote by Internet or touch-tone telephone (see instructions on the enclosed proxy card(s)), or simply complete, sign and date the enclosed proxy card(s) and return by mail in the enclosed postage paid envelopes. Your prompt reply will reduce the delay and cost associated with follow up mailings.

     You may have received more than one proxy card. To ensure all of your shares are fully represented, please make sure to vote all of the proxy cards you have received.

IF YOU NEED HELP VOTING OR HAVE QUESTIONS
     Please call your relationship manager at US Trust.

THE MEETING WILL BE HELD ON JUNE 28, 2006
     A special meeting of the shareholders of the Excelsior Funds will be held at 8:30 AM PST on June 28, 2006 to vote on the director proposal. The meeting will be held at the offices of Charles Schwab & Co., Inc. at 101 Montgomery Street, 2nd floor, in San Francisco. IF YOU ARE UNABLE TO ATTEND THE MEETING,

PLEASE MAKE SURE YOU VOTE YOUR SHARES USING ONE OF THE METHODS DESCRIBED ABOVE SO THAT YOUR VOTE WILL BE REPRESENTED.

     Thank you in advance for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the Excelsior Funds and look forward to continuing to serve your investment needs in the future.

Sincerely,

LOGO
Evelyn Dilsaver
President
Excelsior Funds

Shares of Excelsior Funds are distributed by BISYS Fund Services Limited Partnership.

                              Excelsior Funds Logo

                             EXCELSIOR FUNDS, INC.

                             EXCELSIOR FUNDS TRUST

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                            ------------------------

                       IMPORTANT SHAREHOLDER INFORMATION

                            ------------------------

     This document contains a Proxy Statement and proxy card(s) for upcoming shareholder meetings of the Excelsior Funds. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box(es) and voting for or against the matters to be considered at the meetings. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARDS OF DIRECTORS/TRUSTEES WITH RESPECT TO EACH ITEM CONSIDERED AT THE MEETINGS.

     Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

     Please take a few moments to exercise your right to vote. Thank you.

                             EXCELSIOR FUNDS, INC.

                             EXCELSIOR FUNDS TRUST

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

Dear Shareholder,

     Shareholder meetings of the Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. (each, a "Company" and, together, the "Companies") and each of their portfolios (the "Funds") have been scheduled for June 28, 2006 at 8:30 a.m. (Pacific time) (together, the "Meeting"). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104.

     If you were a shareholder of record as of the close of business on March 31, 2006, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card, like the one enclosed. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD(S).

     The attached Proxy Statement is designed to give you detailed information relating to the proposal on which you are asked to vote. We encourage you to support the Boards' recommendations. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposal described in the Proxy Statement relates to the following matter:

          PROPOSAL: To elect ten members to the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and to the Board of Trustees of Excelsior Funds Trust.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Your vote is important. Please do not hesitate to call 1-888-414-5566 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Excelsior Funds.

                                      Sincerely,

                                      /s/ Evelyn Dilsaver
    ----------------------------------------------------------------------------
                                      Evelyn Dilsaver
                                      President

                                IMPORTANT NOTICE

     Although we recommend that you read the complete Proxy Statement, for your convenience we have provided below a brief overview of the proposal. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

     For ease of reference, this overview uses the term "Director" to refer to a member of any of the Boards of the Companies, regardless of whether, as a technical matter, the Company in question is organized as a Delaware statutory trust or Maryland corporation and is governed by a Board of Trustees or Board of Directors. In addition, the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust are collectively referred to herein as the "Board of Directors," the "Board of the Companies" or the "Board."

                             QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

     The Board of Directors is asking you to vote on the following proposal:

          PROPOSAL: To elect ten members to the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and to the Board of Trustees of Excelsior Funds Trust.

WHY AM I BEING ASKED TO ELECT DIRECTORS?

     Each Board currently consists of seven Directors, six of whom are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Director"), and one who is an "interested person," as such term is defined under the 1940 Act (an "Interested Director"). Each Board has determined to increase its size to ten and to add three new Independent Directors and one new Interested Director (together, the "Candidates"). The Companies are required by law, under certain circumstances which are discussed in the enclosed Proxy Statement and which apply here, to obtain shareholder approval of the election of new Directors. In addition to the election of the Candidates, shareholders also have an opportunity to vote on the re-election of certain of the current Directors (the "Current

Directors"). The Candidates and the Current Directors are also referred to herein as the "Nominees."

WHY IS THE SIZE OF THE BOARD BEING INCREASED?

     The Board believes it would be in the best interests of shareholders to increase the size of each Board from seven to ten so that a single group of Directors can oversee each of the Companies and the Laudus Trust and the Laudus Variable Insurance Trust (together, the "Laudus Funds"). The Laudus Funds are a separate group of mutual funds that are part of the Schwab mutual fund complex for which Charles Schwab Investment Management, Inc. ("CSIM") acts as investment adviser and also provides personnel who provide administrative oversight services. The Charles Schwab Corporation is the parent company of both CSIM and U.S. Trust Corporation, the parent company of the Companies' investment advisers. As discussed further below, the Excelsior Funds and the Laudus Funds share certain complex-wide administrative, compliance, marketing and other functions and the Board of Directors has determined that a single group of directors overseeing both groups of funds would provide certain efficiencies and benefits to shareholders of the Companies. The Candidates, Mariann Byerwalter, William A. Hasler and Nils H. Hakansson, each currently serves as a Director of the Laudus Funds, and Randall W. Merk currently serves as a Director of other registered investment companies included in the Schwab mutual fund complex ("Schwab Funds"). The size of the Board is proposed to be increased so that the Board of the Companies and the board of the Laudus Funds can be combined into a single Board and so that Mr. Merk, a Director of the Schwab Funds, can also be added to the Board.

HOW DO THE DIRECTORS SUGGEST THAT I VOTE?

     After careful consideration, the Directors, including the Independent Directors who constitute a majority of each Company's Board of Directors, unanimously recommend that you vote "FOR" the election of each of the Nominees listed on the proxy card.

WHY DO THE DIRECTORS RECOMMEND THAT I VOTE "FOR" EACH OF THE NOMINEES?

BOARD CONSIDERATIONS

     The Board has determined that it would be in shareholders' best interests if there were a unitary board serving the Laudus Funds and the

Companies. Each of the Candidates currently serves as a Director of the Laudus Funds and/or Schwab Funds. The Laudus Funds and the Companies are part of the Schwab mutual fund complex and share certain complex-wide operations as described below. The Companies' Board and the Laudus Funds' Board each have determined that it would be in the best interests of their respective shareholders that there be one unitary board overseeing both the Laudus Funds and the Companies. In the case of the Companies, the Board determined that the Candidates' familiarity with CSIM's processes, procedures and personnel, who are currently providing administrative, compliance, product management, marketing and distribution services to the Companies through the Companies' administrator, UST Advisers, Inc. ("UST") and/or U.S. Trust New York Asset Management Division, a separately identifiable division of United States Trust Company, National Association, an investment adviser to the Companies, could potentially increase the effectiveness of the Board's oversight over these functions. Moreover, the Board believes that each of the Candidates has significant experience as a director of other mutual funds and that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. Finally, the Companies' Board also believes, based on information supplied by UST, that unification of the board structure overseeing the Companies and the Laudus Funds could result in certain long-term cost and operating efficiencies.

     The Laudus Board and the Companies' Board believe that the benefits of a unitary board may not be realized unless each of the Candidates is elected to each Company's Board and each of the Current Directors is elected to the Laudus Board. For this reason, each of the Candidates has notified the Companies' Board that, even if approved by Shareholders at the Meeting, the Candidate will not serve as a Director of a Company unless each of the other Candidates has also been approved by the Shareholders of each Company, and each of the Current Directors has been approved by the shareholders of the Laudus Funds to serve as a Director of the Laudus Funds. Similarly, each of the Current Directors has notified the Laudus Board that, even if approved by shareholders of each of the Laudus Funds, the Current Director will not serve as a Director of a Laudus Fund unless each of the other Current Directors has also been approved by the shareholders of each Laudus Fund and each of the Candidates has been approved by the Shareholders of each Company. There can be no assurance that each of the Nominees will be elected to each of the Laudus' and Companies' Boards. If each Nominee is approved by Shareholders of each Company and shareholders of the

Laudus Funds, the Candidates will begin serving as members of the Board of Directors of each Company immediately following the later of their election by either the shareholders of the Companies or the shareholders of the Laudus Funds.

WILL MY VOTE MAKE A DIFFERENCE?

     Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save UST and its affiliates the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of the Excelsior Funds.

WHOM DO I CALL IF I HAVE QUESTIONS?

     We will be happy to answer your questions about this proxy solicitation. Please call us at 1-888-414-5566 between 10:00 a.m. and 8:00 p.m., Monday through Friday and between 11:00 a.m. and 6:00 p.m. on Saturday.

HOW CAN I VOTE MY SHARES?

     Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by the telephone.

                             EXCELSIOR FUNDS, INC.

                             EXCELSIOR FUNDS TRUST

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                              225 HIGH RIDGE ROAD
                          STAMFORD, CONNECTICUT 06905

                             ---------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 JUNE 28, 2006

     Notice is hereby given that special meetings of shareholders (together, the "Meeting") of Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. (each, a "Company" and, together, the "Companies") and each of their portfolios (together, the "Funds") will be held at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, on June 28, 2006, at 8:30 a.m. (Pacific time).

     The purpose of the Meeting is to consider the Proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of the Proposal, which is more fully described in the attached Proxy Statement, are as follows:

          PROPOSAL: To elect ten members to the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and to the Board of Trustees of Excelsior Funds Trust.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Only shareholders of record at the close of business on March 31, 2006 are entitled to notice of, and to vote at, the Meeting or any adjourned session thereof. All record date shareholders are invited to attend the Meeting in person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet.

Please see your proxy card(s) for more information and instructions on how to vote.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. A Shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Companies at 225 High Ridge Road, Stamford, Connecticut 06905;
(ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

                                      By Order of the Board of Directors,

                                      /s/ Evelyn Dilsaver
    ----------------------------------------------------------------------------
                                      Evelyn Dilsaver
                                      President

Dated: April 7, 2006

                             EXCELSIOR FUNDS, INC.

                             EXCELSIOR FUNDS TRUST

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                              225 HIGH RIDGE ROAD
                          STAMFORD, CONNECTICUT 06905

                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of the Excelsior Funds Trust (each, a "Company" and, together, the "Companies") and each of their portfolios (together, the "Funds") for use at the special meetings of shareholders to be held on June 28, 2006 at 8:30 a.m. (Pacific time) at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, and at any adjourned session(s) thereof (such meetings and any adjournments thereof are hereinafter referred to together as, the "Meeting"). Shareholders of record of the Funds at the close of business on March 31, 2006 are entitled to vote at the Meeting ("Shareholders"). With respect to the Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., the Meeting will be designated as each Company's annual meeting of shareholders for purposes of Maryland law. The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about April 7, 2006.

     For ease of reference, this Proxy Statement uses the term "Director" to refer to a member of any of the Boards of the Companies, regardless of whether, as a technical matter, the Company in question is organized as a Delaware statutory trust or Maryland corporation and is governed by a Board of Trustees or Board of Directors. In addition, the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust are collectively referred to herein as the "Board of Directors," the "Board of the Companies" or the "Board."

     At the Meeting, all Shareholders of a Company's Funds, voting together, are being asked to elect ten individuals to that Company's Board of Directors, six of whom are currently members of each Company's

Board. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

     Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. HOWEVER, IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY WITH RESPECT TO THE PROPOSAL, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. A Shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Companies at 225 High Ridge Road, Stamford, Connecticut 06905; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers of each Company and officers and employees of the Companies' investment advisers, UST Advisers, Inc. ("UST") and U.S. Trust New York Asset Management Division, a separately identifiable division of United States Trust Company, National Association (formerly, United States Trust Company of New York) ("NYAMD") (together, the "Advisers"), and The Charles Schwab Corporation ("Schwab") or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. Neither the Companies nor their shareholders will bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting. These costs will be borne by U.S. Trust Corporation ("US Trust"), the parent company of the Advisers, and its affiliates. US Trust and its affiliates will use D.F. King & Co., Inc., third party solicitor, for solicitation of proxies. D.F. King & Co., Inc. may solicit proxies in person, by Internet or by telephone. US Trust and its affiliates expect to pay approximately $10,000 to D.F. King & Co., Inc. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.

     As of March 31, 2006, the total number of outstanding shares of each Company was as follows: Excelsior Funds, Inc. 2,867,139,797.41 shares outstanding; Excelsior Funds Trust 129,244,994.47 shares outstanding, and Excelsior Tax-Exempt Funds, Inc. 2,696,593,231.13 shares outstanding. A listing of the breakdown of outstanding shares for each Fund within the Companies is attached to this Proxy Statement as Appendix A.

     As of March 31, 2006, the Advisers and US Trust were believed to possess voting power with respect to 938,424,437.94 (32.73%) of the outstanding shares of Excelsior Funds, Inc., 77,914,793.26 (60.29%) of the outstanding shares of Excelsior Funds Trust and 1,218,888,922.97 (45.20%) of the outstanding shares of Excelsior Tax-Exempt Funds, Inc. Such shares could be deemed to be beneficially owned by the Advisers and US Trust as of such date. The Advisers and US Trust will vote any shares of the Companies over which they have voting power in accordance with each Company's proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy voting policies.

                           DISCUSSION OF THE PROPOSAL

     INTRODUCTION. At the Meeting, it is proposed that ten Directors be elected to the Board of each Company to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect Mariann Byerwalter, Nils H. Hakansson, William A. Hasler, Morrill Melton Hall, Jr., Rodman L. Drake, John D. Collins, Jonathan Piel, Roger M. Lynch, Randall W. Merk and James L. Bailey, as Directors of each Company (each, a "Nominee" and, together, the "Nominees"). Messrs. Hall, Drake, Collins, Piel, Lynch and Bailey are currently Directors of the Companies (together, the "Current Directors") and have been nominated for re-election. Ms. Byerwalter and Messrs. Hakansson, Hasler and Merk (each, a "Candidate" and, together, the "Candidates") are not currently Directors of the Companies. FOR THE REASONS DISCUSSED BELOW, THE BOARD OF EACH COMPANY, INCLUDING THE INDEPENDENT DIRECTORS WHO CONSTITUTE A MAJORITY OF EACH COMPANY'S BOARD OF DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

BACKGROUND AND BOARD CONSIDERATIONS

     The Board is proposing to increase the size of each Board from seven to ten so that a single group of Directors can oversee each of the Companies and the Laudus Trust and the Laudus Variable Insurance Trust (each, a "Laudus Fund" and, together, the "Laudus Funds"). The Laudus Funds are a separate group of mutual funds that are part of the Schwab mutual fund complex for which Charles Schwab Investment Management, Inc. ("CSIM") acts as investment adviser and also pro-vides personnel who provide administrative oversight services. Schwab is the parent company of both CSIM and US Trust, the parent company of the Advisers. The Excelsior Funds and the Laudus Funds share certain complex-wide administrative, compliance, marketing and other functions and the Board of Directors has determined that a single board of directors overseeing both groups of funds would provide certain efficiencies and benefits to shareholders of the Companies. The Candidates, Mariann Byerwalter, William A. Hasler and Nils H. Hakansson, each currently serves as a Director of the Laudus Funds, and Randall
W. Merk currently serves as a Director of other registered investment companies included in the Schwab mutual fund complex ("Schwab Funds"). The Companies' Board and the Laudus Funds' Board have each determined that it would be in the best interests of their respective shareholders that there be one unitary board overseeing both the Laudus Funds and the Companies. In the case of the Companies, the Board determined that the Candidates' familiarity with CSIM's processes, procedures and personnel, who are currently serving as Company officers, providing administrative, compliance, product management, marketing and distribution services to the Companies through the Companies' administrator and/or investment advisers, UST and NYAMD, could potentially increase the effectiveness of the Board's oversight over these functions. CSIM personnel also currently serving as officers, provide administrative oversight, compliance, product management, marketing and distribution services to the Laudus Funds. The Board also determined that each of the Candidates has significant experience as a director of other mutual funds and that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. Finally, the Companies' Board also believes, based on information supplied by UST, that unification of the board structure overseeing the Companies and the Laudus Funds could result in certain long-term cost and operating efficiencies.

     The Laudus Funds' Board and the Companies' Board believe that the benefits of a unitary board may not be realized unless each of the Candidates is elected to each Company's Board and each of the Current Directors is elected to the Laudus Funds' Board. For this reason, each of the Candidates has notified the Companies' Board that, even if approved by Shareholders at the Meeting, the Candidate will not serve as a Director of a Company unless each of the other Candidates has also been approved by the Shareholders of each Company, and each of the Current Directors has been approved by the shareholders of the Laudus Funds to serve as a Director of the Laudus Funds. Similarly, each of the Current Directors has notified the Laudus Funds' Board that, even if approved by shareholders of each of the Laudus Funds, the Current Director will not serve as a Director of a Laudus Fund unless each of the other Current Directors has also been approved by the shareholders of each Laudus Fund and each of the Candidates has been approved by the Shareholders of each Company. There can be no assurance that each of the Nominees will be elected to each of the Laudus Funds' and Companies' Boards. If each Nominee is approved by Shareholders of each Company and shareholders of the Laudus Funds, the Candidates will begin serving as members of the Board of Directors of each Company immediately following the later of their election by either the shareholders of the Companies or the shareholders of the Laudus Funds. The foregoing is referred to below as the "Contingency."

     INFORMATION REGARDING THE NOMINEES. Each Company's Board currently consists of seven Directors, five of whom have been elected by shareholder vote and two of whom have been appointed by the Board. Pursuant to the requirements under the 1940 Act, more than two-thirds of a board's directors must have been elected by shareholders immediately after the addition of a new director. Immediately after the addition of the Candidates, less than two-thirds of the Directors would have been elected by shareholders. Therefore, shareholder approval is required to add the Candidates. On February 23, 2006, the Nominating Committee of each Company met and considered the nomination of the Candidates. Based on the Committee's review and evaluation of each Candidate's experience and qualifications, and the potential benefits to the Companies of adding new, experienced directors who are familiar with many of the policies, practices, procedures and personnel of CSIM and that could add depth and breadth to the Board, the Committee nominated the Candidates to be presented to the Board of each Company. The Committee also considered and evaluated the Current Directors and determined to nominate the Current Directors to be presented to the Board of each Company to continue to serve as Directors of the Companies. On February 24, 2006, the Board of each Company fixed the size of each Board at ten and approved the nomination of each of the Nominees to serve as a Director of the Company, subject to approval of his or her election by Shareholders, as required under the 1940 Act, and recommended to Shareholders that they approve the Nominees as Directors of the Companies.

     If approved by Shareholders at the Meeting, the Current Directors will continue to serve as members of the Board of Directors of each Company. Messrs. Hall, Drake, Lynch and Piel were previously elected to the Board by a vote of shareholders on September 7, 2001. Messrs. Collins and Bailey were appointed to the Board on February 25, 2005 and February 27, 2004, respectively.

     Frederick S. Wonham, a current Director and the current Chairman of the Board of each Company, has notified the Board that he intends to resign from the Board of each Company, consistent with each Company's retirement age policy, effective on the date of the Meeting and will not stand for election at the Meeting. The Board has elected Mr. Drake to assume Mr. Wonham's duties as Chairman of the Board of each Company on the date of Mr. Wonham's resignation.

     Each Nominee has consented to being named in this Proxy Statement and serving as a Director if elected, subject to the Contingency discussed above. Except as discussed herein, the Companies know of no reason why any Nominee would be unable or unwilling to serve if elected.

     The business and affairs of each Company, including all of its Funds, are managed under the direction of its Board of Directors. The table below provides basic information about each Nominee. The mailing address for each Nominee, except for Messrs. Bailey, Hakansson, Hasler and Merk and Ms. Byerwalter, is Excelsior Funds, 225 High Ridge Road, Stamford, CT, 06905. The mailing address for Mr. Bailey is 114 West 47th Street, New York, NY 10036. The mailing address for Messrs. Hakansson and Hasler and Ms. Byerwalter is Laudus Trust, P.O. Box 8032, Boston, MA 02266. The address for Mr. Merk is Schwab Funds, 101 Montgomery Street, San Francisco, CA 94104.

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE            COMPANIES     SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(8)
------------           -----------  ----------  --------------------  --------------  -------------------
NOMINEES FOR RE-ELECTION AS INDEPENDENT DIRECTORS (CURRENTLY SERVE AS INDEPENDENT DIRECTORS)
Rodman L. Drake        Director     Since 1994  Co-Founder of             29(2)       BOARD 1 -- Director
Age: 63                Chairman,                Baringo Capital LLC                   and Chairman,
                       Audit                    (since 2002);                         Hyperion Total
                       Committee                President,                            Return Fund, Inc.
                                                Continuation                          and Hyperion
                                                Investments Group,                    Strategic Mortgage
                                                Inc. (from 1997 to                    Income Fund Inc.
                                                2001).                                (since 1991).
                                                                                      BOARD
                                                                                      2 -- Director,
                                                                                      Jackson Hewitt Tax
                                                                                      Service Inc. (since
                                                                                      June 2004).
                                                                                      BOARD
                                                                                      3 -- Director,
                                                                                      Student Loan
                                                                                      Corporation (since
                                                                                      May 2005).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE            COMPANIES     SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(8)
------------           -----------  ----------  --------------------  --------------  -------------------
Morrill Melton Hall,   Director     Since 2000  Chairman (since           29(2)       None
Jr.                                             1984) and Chief
Age: 61                                         Executive Officer
                                                (since 1991),
                                                Comprehensive Health
                                                Services, Inc.
                                                (health care
                                                management and
                                                administration).
Roger M. Lynch         Director     Since 2001  Retired. President,       29(2)       None
Age: 65                                         Corporate Asset
                                                Funding Co., Inc.
                                                (asset
                                                securitization)
                                                (from 1987 to 1999);
                                                Limited Partner
                                                (from 1986 to 1999),
                                                Goldman Sachs & Co.
Jonathan Piel          Director     Since 1995  Cable television          29(2)       None
Age: 67                Chairman,                producer and website
                       Nominating               designer; Editor,
                       Committee                Scientific American
                                                (1984 - 1986), and
                                                Vice President,
                                                Scientific American
                                                Inc., (1986 - 1994);
                                                Director, National
                                                Institute of Social
                                                Sciences; Member,
                                                Advisory Board, The
                                                Stone Age Institute,
                                                Bloomington,
                                                Indiana.
John D. Collins        Director     Since 2005  Retired. Consultant,      29(2)       BOARD 1 --
Age: 67                                         KPMG, LLP (from July                  Director, Mrs.
                                                1999 to June 2000);                   Fields Famous
                                                Partner, KPMG, LLP                    Brands LLC
                                                (from March 1962 to                   (consumer products)
                                                June 1999).                           (since December
                                                                                      2004).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE            COMPANIES     SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(8)
------------           -----------  ----------  --------------------  --------------  -------------------

NOMINEES FOR ELECTION AS NEW INDEPENDENT DIRECTORS (CURRENTLY A CANDIDATE)
Mariann Byerwalter     None         N/A         Chairman of JDN           98(3)       BOARD 1 -- Trustee
Age: 45                                         Corporate Advisory                    of the Laudus
                                                LLC. From 1996 to                     Variable Insurance
                                                2001, Ms. Byerwalter                  Trust, Laudus
                                                was the Vice                          Trust, The Charles
                                                President for                         Schwab Family of
                                                Business Affairs and                  Funds, Schwab
                                                Chief Financial                       Investments, Schwab
                                                Officer of Stanford                   Annuity Portfolios
                                                University and, in                    and Schwab Capital
                                                2001, Special                         Trust, each a
                                                Adviser to the                        registered
                                                President of                          investment company
                                                Stanford University.                  that is part of the
                                                                                      same mutual fund
                                                                                      complex as the
                                                                                      Companies (together
                                                                                      referred to as the
                                                                                      "Schwab Mutual Fund
                                                                                      Complex"). Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 98
                                                                                      portfolios.
                                                                                      BOARD
                                                                                      2 -- Director,
                                                                                      Redwood Trust, Inc.
                                                                                      (mortgage finance).
                                                                                      BOARD
                                                                                      3 -- Director, PMI
                                                                                      Group, Inc.
                                                                                      (mortgage
                                                                                      insurance).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE            COMPANIES     SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(8)
------------           -----------  ----------  --------------------  --------------  -------------------
Nils H. Hakansson      None         N/A         Retired. Sylvan C.        41(4)       BOARD 1 -- Trustee
Age: 68                                         Coleman Professor of                  of the Laudus
                                                Finance and                           Variable Insurance
                                                Accounting,                           Trust and Laudus
                                                Emeritus, Haas                        Trust, each a
                                                School of Business,                   registered
                                                University of                         investment company
                                                California, Berkeley                  that is part of the
                                                (since 2003). Mr.                     Schwab Mutual Fund
                                                Hakansson was a                       Complex, which also
                                                Professor of Finance                  includes the
                                                and Accounting, Haas                  Companies. Schwab
                                                School of Business,                   and/or its
                                                University of                         affiliates act as
                                                California, Berkeley                  the investment
                                                (July 1969 to                         adviser to each
                                                January 2003).                        portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 98
                                                                                      portfolios.
William A. Hasler      None         N/A         Retired. Dean             98(3)       BOARD 1 -- Trustee
Age: 64                                         Emeritus of the Haas                  of the Laudus
                                                School of Business                    Variable Insurance
                                                at the University of                  Trust, Laudus
                                                California,                           Trust, The Charles
                                                Berkeley. Until                       Schwab Family of
                                                February 2004,                        Funds, Schwab
                                                Co-Chief Executive                    Investments, Schwab
                                                Officer, Aphton                       Annuity Portfolios
                                                Corporation (bio-                     and Schwab Capital
                                                pharmaceuticals).                     Trust, each a
                                                                                      registered
                                                                                      investment company
                                                                                      that is part of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex, which also
                                                                                      includes the
                                                                                      Companies. Schwab
                                                                                      and/or its
                                                                                      affiliates act as
                                                                                      the investment
                                                                                      adviser to each
                                                                                      portfolio in the
                                                                                      Schwab Mutual Fund
                                                                                      Complex. The Schwab
                                                                                      Mutual Fund Complex
                                                                                      consists of 98
                                                                                      portfolios.
                                                                                      BOARD
                                                                                      2 -- Director,
                                                                                      Aphton Corporation
                                                                                      (bio-
                                                                                      pharmaceuticals).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE            COMPANIES     SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(8)
------------           -----------  ----------  --------------------  --------------  -------------------
                                                                                      BOARD
                                                                                      3 -- Director,
                                                                                      Mission West
                                                                                      Properties
                                                                                      (commercial real
                                                                                      estate).
                                                                                      BOARD
                                                                                      4 -- Director,
                                                                                      TOUSA (home
                                                                                      building).
                                                                                      BOARD
                                                                                      5 -- Director,
                                                                                      Stratex Networks (a
                                                                                      network equipment
                                                                                      corporation).
                                                                                      BOARD
                                                                                      6 -- Director,
                                                                                      Genitope Corp.
                                                                                      (bio-
                                                                                      pharmaceuticals).
                                                                                      BOARD
                                                                                      7 -- Director,
                                                                                      Solectron
                                                                                      Corporation where
                                                                                      he is also Non-
                                                                                      Executive Chairman
                                                                                      (manufacturing).
                                                                                      BOARD
                                                                                      8 -- Director,
                                                                                      Ditech
                                                                                      Communications
                                                                                      Corporation (voice
                                                                                      communications
                                                                                      technology).
                                                                                      Mr. Hasler has
                                                                                      informed the Board
                                                                                      of the Companies of
                                                                                      his commitment to
                                                                                      reduce by his own
                                                                                      actions or
                                                                                      otherwise the
                                                                                      number of public
                                                                                      company Boards on
                                                                                      which he serves so
                                                                                      that the number of
                                                                                      public company
                                                                                      Boards, including
                                                                                      the Board of the
                                                                                      Schwab Mutual Fund
                                                                                      Complex, on which
                                                                                      he serves will not
                                                                                      exceed six (6) as
                                                                                      of one year from
                                                                                      the date of this
                                                                                      Proxy Statement.

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE            COMPANIES     SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(8)
------------           -----------  ----------  --------------------  --------------  -------------------

NOMINEE FOR RE-ELECTION AS INTERESTED DIRECTOR (CURRENTLY SERVES AS AN INTERESTED DIRECTOR)
James L. Bailey(5)     Director     Since 2004  Chief Operating           29(2)       None
Age: 60                                         Officer of U.S.
                                                Trust Corporation
                                                (since December
                                                2004) and Executive
                                                Vice President of
                                                U.S. Trust
                                                Corporation and
                                                United States Trust
                                                Company of New York
                                                (since 2003);
                                                President, Excelsior
                                                Funds, Inc.,
                                                Excelsior Tax-Exempt
                                                Funds, Inc. and
                                                Excelsior Funds
                                                Trust (from 2003 to
                                                July 2004);
                                                Consultant in the
                                                financial services
                                                industry (from
                                                August 2000 to
                                                January 2003);
                                                Executive Vice
                                                President of
                                                Citicorp (from 1992
                                                to August 2000).

                                     TERM OF                            NUMBER OF
                                    OFFICE(1)                          FUNDS IN THE
                       POSITION(S)  AND LENGTH  PRINCIPAL OCCUPATION   FUND COMPLEX
                        WITH THE     OF TIME    DURING THE PAST FIVE  TO BE OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE            COMPANIES     SERVED           YEARS            BY NOMINEE    HELD BY NOMINEE(8)
------------           -----------  ----------  --------------------  --------------  -------------------

NOMINEE FOR ELECTION AS A NEW INTERESTED DIRECTOR (CURRENTLY A CANDIDATE)
Randall W. Merk(6)     None         N/A         Executive Vice            86(7)       BOARD 1 -- Trustee
Age: 51                                         President, Charles                    of The Charles
                                                Schwab & Co., Inc.                    Schwab Family of
                                                (2002-present);                       Funds, Schwab
                                                President, Schwab                     Investments, Schwab
                                                Financial Products,                   Annuity Portfolios
                                                Charles Schwab &                      and Schwab Capital
                                                Co., Inc. (2002-                      Trust, each a
                                                present); Director,                   registered
                                                Charles Schwab Asset                  investment company
                                                Management (Ireland)                  that is part of the
                                                Limited; Director,                    Schwab Mutual Fund
                                                Charles Schwab Bank,                  Complex, which also
                                                N.A. (since 2006).                    includes the
                                                Prior to September                    Companies. Schwab
                                                2002, President and                   and/or its
                                                Chief Investment                      affiliates act as
                                                Officer, American                     the investment
                                                Century Investment                    adviser to each
                                                Management, and                       portfolio in the
                                                Director, American                    Schwab Mutual Fund
                                                Century Companies,                    Complex. The Schwab
                                                Inc.; Until June                      Mutual Fund Complex
                                                2001, Chief                           consists of 98
                                                Investment                            portfolios.
                                                Officer -- Fixed
                                                Income, American
                                                Century Companies,
                                                Inc.

---------------

(1) Each Director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

(2) This number includes all registered investment companies included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the "Excelsior Funds Complex"), which is a part of the Schwab Mutual Fund Complex. As of March 31, 2006, the Excelsior Funds Complex consisted of 29 funds. If each Nominee is elected to the Board of each Company and the Board of each Laudus Fund and, therefore, a unitary board is established to oversee both the Companies and the Laudus Funds, the Current Directors will oversee all registered investment companies in the Excelsior Funds Complex and the

    Laudus Funds complex (Laudus Trust and Laudus Variable Insurance Trust) (together, the "Laudus Funds Complex"), each of which is part of the Schwab Mutual Fund Complex. As of March 31, 2006, the Excelsior Funds Complex and Laudus Funds Complex, in the aggregate, consisted of 41 funds.

(3) This number includes all registered investment companies included in the Schwab Mutual Fund Complex (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust). As of March 31, 2006, the Schwab Mutual Fund Complex consisted of 98 funds.

(4) This number includes all registered investment companies included in the Excelsior Funds Complex and Laudus Funds Complex. As of March 31, 2006, the Excelsior Funds Complex and Laudus Funds Complex, in the aggregate, consisted of 41 funds.

(5) Mr. Bailey is considered an "interested person" of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies' Advisers.

(6) If elected, Mr. Merk will be considered an "interested person" of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies' Advisers.

(7) This number includes all registered investment companies included in the Excelsior Funds Complex and the Schwab Funds complex (The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the "Schwab Funds Complex"), each of which is a part of the Schwab Mutual Fund Complex. As of March 31, 2006, the Excelsior Funds Complex and Schwab Funds Complex, in the aggregate, consisted of 86 funds. If each Nominee is elected to the Board of each Company and the Board of each Laudus Fund and, therefore, a unitary board is established to oversee both the Companies and the Laudus Funds, Mr. Merk will oversee all registered investment companies included in the Schwab Mutual Fund Complex. As of March 31, 2006, the Schwab Mutual Fund Complex consisted of 98 funds.

(8) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS. The table below provides information about the number of Board meetings held during each Company's most recently completed fiscal year.

                                        MOST
                                 RECENTLY COMPLETED       NUMBER OF
COMPANY                              FISCAL YEAR        BOARD MEETINGS
-------                          ------------------    ----------------
Excelsior Funds, Inc. .........    March 31, 2006             4
Excelsior Funds Trust..........    March 31, 2006             4
Excelsior Tax-Exempt Funds,        March 31, 2006             4
  Inc..........................

     The Companies do not have a policy with respect to the Directors' attendance at meetings, but as a matter of practice all of the Directors attend each Company's Board meetings (in person or by telephone) to the extent possible. None of the Directors attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

     Each Company has a standing Audit Committee currently consisting of Messrs. Wonham, Drake, Hall, Lynch, Piel and Collins, each of whom is an Independent Director. The Audit Committee assists the Board in its oversight of (i) the integrity of the Companies' financial statements; (ii) the independent accountant's qualifications and independence; and (iii) the performance of the Funds' accounting function related to their financial statements. The members of the Audit Committee meet annually or more often with the Companies' independent registered public accounting firm to review the Companies' financial statements and report their findings to the Board. The chart below provides information about the number of Audit Committee meetings held during each Company's most recently completed fiscal year.

                                  MOST RECENTLY     NUMBER OF AUDIT
                                 COMPLETED FISCAL      COMMITTEE
COMPANY                                YEAR            MEETINGS
-------                          ----------------   ---------------
Excelsior Funds, Inc. .........  March 31, 2006            4
Excelsior Funds Trust..........  March 31, 2006            4
Excelsior Tax-Exempt Funds,
  Inc. ........................  March 31, 2006            4

     Each Company has a standing Nominating Committee currently consisting of Messrs. Wonham, Drake, Hall, Lynch, Piel and Collins, each of whom is an Independent Director. The Nominating Committee is responsible for evaluating and recommending candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary and the chart below provides information about the number of Nominating Committee meetings held during each Company's most recently completed fiscal year.

                                                       NUMBER OF
                                  MOST RECENTLY       NOMINATING
                                 COMPLETED FISCAL      COMMITTEE
COMPANY                                YEAR            MEETINGS
-------                          ----------------   ---------------
Excelsior Funds, Inc. .........  March 31, 2006            2
Excelsior Funds Trust..........  March 31, 2006            2
Excelsior Tax-Exempt Funds,
  Inc. ........................  March 31, 2006            2

     The Nominating Committee has adopted a charter, a copy of which is attached hereto as Appendix B. The Nominating Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if required by law to do so. Shareholders who wish to recommend a nominee must send recommendations in writing and address such recommendation to the Nominating Committee c/o the Secretary, 225 High Ridge Road, Stamford, CT 06905. The Nominating Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership. The Nominating Committee generally has identified nominees on the basis of recommendations from various sources, and has evaluated these nominees based on completed questionnaires and personal interviews. The Candidates were identified and recommended to the Nominating Committee by the Companies' Chief Executive Officer and were evaluated according to the process described above.

     The Companies do not have a standing compensation committee.

     COMPENSATION OF THE DIRECTORS AND OFFICERS. Each Independent Director receives an aggregate annual fee of $100,000, as well as reimbursement for reasonable expenses incurred in attending meetings. The Chairman of the Board receives an additional annual fee of $30,000, the Chairman of the Audit Committee receives an additional annual fee of $15,000 and the Chairman of the Nominating Committee receives an additional annual fee of $5,000 for serving in those capacities. If elected, Ms. Byerwalter and Messrs. Hakansson and Hasler would be entitled to receive compensation from each Company for serving as Independent Directors, including reimbursement for reasonable expenses incurred in attending meetings. Interested Directors and the officers of the Companies do not receive compensation from the Companies.

     The chart below provides information about the total compensation accrued and payable to the Independent Directors, excluding Mr. Wonham, by each Company and the Excelsior Funds Complex for each Company's most recently completed fiscal year. As of March 31, 2006, the Excelsior Funds Complex consisted of 29 Funds.

                                          PENSION OR                    TOTAL
                                          RETIREMENT    ESTIMATED    COMPENSATION
                             TOTAL         BENEFITS       ANNUAL         FROM
                          COMPENSATION    ACCRUED AS     BENEFITS     EXCELSIOR
                              FROM       PART OF FUND      UPON         FUNDS
NAME OF DIRECTOR            COMPANY        EXPENSES     RETIREMENT     COMPLEX
----------------          ------------   ------------   ----------   ------------
RODMAN L. DRAKE
Excelsior Funds Trust...    $ 8,079          N/A           N/A
Excelsior Tax-Exempt
  Funds, Inc. ..........    $24,429          N/A           N/A
Excelsior Funds,
  Inc. .................    $82,492          N/A           N/A
Total...................                                               $115,000
MORRILL MELTON HALL, JR.
Excelsior Funds Trust...    $ 7,025          N/A           N/A
Excelsior Tax-Exempt
  Funds, Inc. ..........    $21,243          N/A           N/A
Excelsior Funds,
  Inc. .................    $71,732          N/A           N/A
Total...................                                               $100,000
ROGER M. LYNCH
Excelsior Funds Trust...    $ 7,025          N/A           N/A
Excelsior Tax-Exempt
  Funds, Inc. ..........    $21,243          N/A           N/A
Excelsior Funds,
  Inc. .................    $71,732          N/A           N/A
Total...................                                               $100,000
JONATHAN PIEL
Excelsior Funds Trust...    $ 7,376          N/A           N/A
Excelsior Tax-Exempt
  Funds, Inc. ..........    $22,305          N/A           N/A
Excelsior Funds,
  Inc. .................    $75,319          N/A           N/A
Total...................                                               $105,000
JOHN D. COLLINS
Excelsior Funds Trust...    $ 7,025          N/A           N/A
Excelsior Tax-Exempt
  Funds, Inc. ..........    $21,243          N/A           N/A
Excelsior Funds,
  Inc. .................    $71,732          N/A           N/A
Total...................                                               $100,000

     OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of

December 31, 2005, in all registered investment companies overseen (or to be overseen) by such Nominee in the Excelsior "family of investment companies."

                             EXCELSIOR FUNDS, INC.

                                                                    AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                        FUNDS OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY         NOMINEE IN FAMILY OF
NAME OF NOMINEE                       SECURITIES FOR EACH FUND        INVESTMENT COMPANIES*
---------------                   --------------------------------  -------------------------
NOMINEES FOR INTERESTED
 DIRECTORS:
James L. Bailey.................                None                         None
Randall W. Merk.................                None                   $50,001-$100,000
NOMINEES FOR INDEPENDENT
 DIRECTORS:
Rodman L. Drake.................      Large Cap Growth Fund --           over $100,000
                                          $10,001-$50,000
                                  Value and Restructuring Fund --
                                          $10,001-$50,000
                                       International Fund --
                                          $10,001-$50,000
                                  Pacific/Asia Fund -- $1-$10,000
                                      Emerging Markets Fund --
                                             1-$10,000
Morrill Melton Hall, Jr. .......  International Fund -- $1-$10,000       over $100,000
                                    Core Bond Fund -- $1-$10,000
                                   Intermediate-Term Bond Fund --
                                             $1-$10,000
                                  Short-Term Government Securities
                                         Fund -- $1-$10,000
                                  Pacific/Asia Fund -- $1-$10,000
                                           Blended Equity
                                         Fund -- $1-$10,000
                                      Large Cap Growth Fund --
                                             $1-$10,000
                                    Small Cap Fund -- $1-$10,000
                                   Real Estate Fund -- $1-$10,000
                                  Value and Restructuring Fund --
                                          $10,001-$50,000
                                    Energy and Natural Resources
                                      Fund -- $10,001-$50,000
                                      Money Fund -- $1-$10,000
                                      Government Money Fund --
                                             $1-$10,000
                                           Treasury Money
                                         Fund -- $1-$10,000
                                      Emerging Markets Fund --
                                             $1-$10,000
Roger M. Lynch..................                None                         None
Jonathan Piel...................  Value and Restructuring Fund --        over $100,000
                                           over $100,000
John D. Collins.................                None                         None
Mariann Byerwalter..............                None                         None
Nils H. Hakansson...............                None                   $50,001-$100,000
William A. Hasler...............                None                         None

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                                                                    AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                        FUNDS OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY         NOMINEE IN FAMILY OF
NAME OF NOMINEE                       SECURITIES FOR EACH FUND        INVESTMENT COMPANIES*
---------------                   --------------------------------  -------------------------
NOMINEES FOR INTERESTED
 DIRECTORS:
James L. Bailey.................                None                         None
Randall W. Merk.................                None                   $50,001-$100,000
NOMINEES FOR INDEPENDENT
 DIRECTORS:
Rodman L. Drake.................    Long-Term Tax-Exempt Fund --         over $100,000
                                             $1-$10,000
Morrill Melton Hall, Jr. .......    Long-Term Tax-Exempt Fund --         over $100,000
                                             $1-$10,000
                                    Intermediate-Term Tax-Exempt
                                         Fund -- $1-$10,000
                                  Short-Term Tax-Exempt Securities
                                         Fund -- $1-$10,000
                                  New York Intermediate-Term Tax-
                                     Exempt Fund -- $1-$10,000
                                   California Short-Intermediate
                                   Term Tax-Exempt Income Fund --
                                             $1-$10,000
                                      Tax-Exempt Money Fund --
                                             $1-$10,000
                                     New York Tax-Exempt Money
                                         Fund -- $1-$10,000
Roger M. Lynch..................                None                         None
Jonathan Piel...................                None                     over $100,000
John D. Collins.................                None                         None
Mariann Byerwalter..............                None                         None
Nils H. Hakansson...............                None                   $50,001-$100,000
William A. Hasler...............                None                         None

                             EXCELSIOR FUNDS TRUST

                                                                    AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                        FUNDS OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY         NOMINEE IN FAMILY OF
NAME OF NOMINEE                       SECURITIES FOR EACH FUND        INVESTMENT COMPANIES*
---------------                   --------------------------------  -------------------------
NOMINEES FOR INTERESTED
 DIRECTORS:
James L. Bailey.................                None                         None
Randall W. Merk.................                None                   $50,001-$100,000
NOMINEES FOR INDEPENDENT
 DIRECTORS:
Rodman L. Drake.................                None                     over $100,000
Morrill Melton Hall, Jr. .......   High Yield Fund -- $1-$10,000         over $100,000
                                  Mid Cap Value and Restructuring
                                      Fund -- $10,001-$50,000
                                        Equity Core Fund --
                                          $10,001-$50,000
                                       Equity Income Fund --
                                          $50,001-$100,000
Roger M. Lynch..................                None                         None
Jonathan Piel...................         High Yield Fund --              over $100,000
                                          $50,001-$100,000
                                        Equity Core Fund --
                                          $10,001-$50,000
John D. Collins.................                None                         None
Mariann Byerwalter..............                None                         None
Nils H. Hakansson...............                None                   $50,001-$100,000
William A. Hasler...............                None                         None

---------------

* For purposes of the tables above, the Excelsior "family of investment companies" consists of all registered investment companies in the Excelsior Funds Complex and the Laudus Funds Complex, each of which is a part of the Schwab Mutual Fund Complex. As of December 31, 2005, the Excelsior "family of investment companies" consisted of 40 funds.

     VOTING REQUIREMENTS FOR THE PROPOSAL. With respect to each of the Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc., the affirmative vote of a majority of all shares of all Funds of each Company voted at the Meeting at which a quorum is present, in person or by proxy, is required to elect a Nominee as a Director of each Company. With respect to the Excelsior Funds Trust, the affirmative vote of a plurality of all shares of all Funds of the Excelsior Funds Trust voted at the Meeting at which a quorum is present, in person or by proxy, is required to elect a Nominee as a Director of the Excelsior Funds Trust. This means that the ten Nominees for election receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board of Excelsior Funds Trust.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS WHO CONSTITUTE A MAJORITY OF EACH COMPANY'S BOARD OF DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE
                          "FOR" EACH OF THE NOMINEES.

                             ADDITIONAL INFORMATION
                         REGARDING THE EXCELSIOR FUNDS

     INFORMATION CONCERNING THE COMPANIES' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP ("D&T") serves as the independent registered public accounting firm for each of the Companies. D&T conducts annual audits of each Company's financial statements, assists in the preparation of the Companies' federal and state income tax returns and the Companies' filings with the SEC, and consults with the Companies as to matters of accounting and federal and state taxation.

     Representatives of D&T are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     As of the date of this Proxy Statement, the aggregate fees to be billed by D&T during the fiscal year ending March 31, 2006 for the services rendered in the various categories identified below were not yet finalized. Therefore, the aggregate fees to be billed by D&T during the fiscal year ended March 31, 2006 for these services, as identified below, are based on estimated amounts presented to the Joint Audit Committee by D&T in connection with D&T's appointment to conduct the annual audit of each Company's financial statements.

     AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by D&T for the audit of the Companies' annual financial statements and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements for those years.

COMPANY                             MARCH 31, 2006*   MARCH 31, 2005
-------                             ---------------   --------------
Excelsior Tax-Exempt Funds,
  Inc. ...........................     $166,057          $170,365
Excelsior Funds, Inc. ............     $504,895          $475,822
Excelsior Funds Trust.............     $102,047          $127,313

---------------

  *  estimated amount

     AUDIT-RELATED FEES. Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by D&T that are reasonably related to the performance of the audit of the Companies' financial statements and are not reported under "Audit Fees" above (together, "Audit-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Companies, there were no fees billed by D&T for Audit-Related Services to the Advisers or any entity controlling, controlled by or under common control with the Advisers that provides ongoing services to the Companies (together referred to herein as "Affiliated Service Providers") for each of the last two fiscal years.

                                               MARCH 31,   MARCH 31,   DESCRIPTION OF NATURE
COMPANY                                          2006        2005      OF SERVICES RENDERED
-------                                        ---------   ---------   ---------------------
Excelsior Tax-Exempt Funds, Inc. ............     $0        $ 7,332    D&T's Audit-Related
Excelsior Funds, Inc. .......................     $0        $20,477    Services included a
Excelsior Funds Trust........................     $0        $ 5,479    review of the
                                                                       accounting conversion
                                                                       on December 13, 2004
                                                                       for each of the
                                                                       Companies.

     TAX FEES. Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by D&T for tax compliance, tax advice and tax planning (together, "Tax-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Companies, there were no fees billed by D&T for Tax-Related Services to the Advisers or the Affiliated Service Providers for each of the last two fiscal years.

                                               MARCH 31,   MARCH 31,   DESCRIPTION OF NATURE
COMPANY                                          2006*       2005      OF SERVICES RENDERED
-------                                        ---------   ---------   ---------------------
Excelsior Tax-Exempt Funds, Inc. ............   $45,500    $ 45,500    D&T's Tax-Related
Excelsior Funds, Inc. .......................   $97,500    $104,000    Services included the
Excelsior Funds Trust........................   $51,500    $ 56,500    review of income and
                                                                       excise tax returns
                                                                       for each of the
                                                                       Companies.

---------------

* estimated amount

     ALL OTHER FEES. D&T did not bill the Companies for products and services in each of the last two fiscal years, other than for the services reported above. With respect to engagements that related directly to the operations or financial reporting of the Companies, D&T did not bill the Advisers or the Affiliated Service Providers for products and services in each of the last two fiscal years.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Companies and certain other services provided to the Advisers and the Affiliated Service Providers in accordance with Rule 2-01(c)(7) of Regulation S-X. The pre-approval requirement for non-audit services for the Companies, the Advisers and the Affiliated Service Providers may be waived if:
(i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Companies' independent registered public accounting firm by the Companies, the Advisers and the Affiliated Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by a designated Audit Committee member(s).

     AGGREGATE NON-AUDIT FEES. Below are the aggregate non-audit fees billed in each of the last two fiscal years by D&T for services rendered to the Companies, the Advisers and the Affiliated Service Providers.

                        EXCELSIOR                                 ADVISERS AND THE
                       TAX-EXEMPT     EXCELSIOR     EXCELSIOR    AFFILIATED SERVICE
                       FUNDS, INC.   FUNDS, INC.   FUNDS TRUST       PROVIDERS
                       -----------   -----------   -----------   ------------------
March 31, 2006           $45,500      $ 97,500       $51,500         $  940,420
March 31, 2005           $52,832      $124,477       $61,979         $1,009,685

     BOARD CONSIDERATION OF NON-AUDIT SERVICES. The Audit Committee has considered whether D&T's provision of non-audit services that were rendered to the Advisers and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining D&T's independence.

     INFORMATION ABOUT OFFICERS OF THE COMPANIES. The chart below provides basic information about each Company's officers, as of February 24, 2006.

                                          TERM OF OFFICE AND
                       POSITION(S) WITH     LENGTH OF TIME        PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS    THE COMPANIES         SERVED(1)       DURING THE PAST FIVE YEARS
---------------------  -----------------  -------------------  --------------------------
Evelyn Dilsaver        President/Chief    Since February 2006  Director, Executive Vice
Age: 50                Executive Officer                       President and, currently,
101 Montgomery St.                                             President, Charles Schwab
San Francisco, CA                                              Investment Management,
94104                                                          Inc. From June 2003 to
                                                               July 2004, Senior Vice
                                                               President, Asset
                                                               Management Products and
                                                               Services Enterprise,
                                                               Charles Schwab & Co. Prior
                                                               to June 2003, Executive
                                                               Vice President, Chief
                                                               Financial Officer, and
                                                               Chief Administrative
                                                               Officer, U.S. Trust, a
                                                               subsidiary of The Charles
                                                               Schwab Corporation.
Joseph Trainor, CFA    Vice President     Since February 2004  Managing Director of
Age: 44                                                        United States Trust
114 West 47th Street                                           Company of New York (since
New York, NY 10036                                             2003) and President, U.S.
                                                               Trust Institutional;
                                                               President of MFS
                                                               Institutional Advisors
                                                               (from 1998 to 2002).

                                          TERM OF OFFICE AND
                       POSITION(S) WITH     LENGTH OF TIME        PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS    THE COMPANIES         SERVED(1)       DURING THE PAST FIVE YEARS
---------------------  -----------------  -------------------  --------------------------
George Pereira         Treasurer/Chief    Since December 2005  Senior Vice President and
Age: 42                Financial Officer                       Chief Financial Officer,
101 Montgomery St.                                             Charles Schwab Investment
San Francisco, CA                                              Management, Inc.;
94104                                                          Director, Charles Schwab
                                                               Asset Management (Ireland)
                                                               Limited. From December
                                                               1999 to November 2004, Sr.
                                                               Vice President, Financial
                                                               Reporting, Charles Schwab
                                                               & Co., Inc. From September
                                                               1999 to December 1999,
                                                               Chief Financial Officer,
                                                               Commerzbank Capital
                                                               Markets. Prior to
                                                               September 1999, Managing
                                                               Director at the New York
                                                               Stock Exchange.
Stefanie A. Firtell    Chief Compliance   Since November 2005  Vice President, United
Age: 32                Officer                                 States Trust Company of
114 West 47th Street                                           New York (since April
New York, NY 10036                                             2005); Compliance Officer
                                                               and Head of Regulatory
                                                               Responses, Assistant Vice
                                                               President, Deutsche Asset
                                                               Management (from 2003 to
                                                               2005); Assistant Corporate
                                                               Secretary, Triarc
                                                               Companies, Inc. (from 2002
                                                               to 2003); Attorney, Paul,
                                                               Weiss, Rifkind, Wharton &
                                                               Garrison (from 2001 to
                                                               2002); and Attorney,
                                                               Cadwalder Wickersham &
                                                               Taft (from 2000 to 2001).

                                          TERM OF OFFICE AND
                       POSITION(S) WITH     LENGTH OF TIME        PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS    THE COMPANIES         SERVED(1)       DURING THE PAST FIVE YEARS
---------------------  -----------------  -------------------  --------------------------
Wyndham Clark          Anti-Money         Since May 2004       Vice President and AML
Age: 47                Laundering                              Officer, U.S. Trust
225 High Ridge Road    Officer                                 Company, N.A. (since
Stamford, CT 06905                                             2003); Vice President and
                                                               Deputy Director Risk
                                                               Management, IBJ Whitehall
                                                               (banking) (from 2001 to
                                                               2002); and Vice President
                                                               and Chief Risk Officer,
                                                               EMAC, LLC (commercial
                                                               lender, asset backed
                                                               security issuer) (from
                                                               1999 to 2001).
Petros (Peter) L.      Chief Legal        Since November 2005  Senior Vice President and
Tsirigotis             Officer and                             Assistant General Counsel,
Age: 37                Secretary                               U.S. Trust (since
114 West 47th Street                                           September 2005); Vice
New York, NY 10036                                             President and Corporate
                                                               Counsel, Prudential
                                                               Financial (September 2004
                                                               to September 2005);
                                                               Associate, Schulte Roth
                                                               and Zabel LLP (November
                                                               2002 to September 2004)
                                                               and Dechert LLP (August
                                                               2000 to November 2002).
                                                               Prior to August 2000, Mr.
                                                               Tsirigotis was an
                                                               Attorney/Advisor (Division
                                                               of Investment Management)
                                                               and Financial Economist
                                                               (Office of Economic
                                                               Analysis) with the
                                                               Securities and Exchange
                                                               Commission in Washington,
                                                               D.C.

                                          TERM OF OFFICE AND
                       POSITION(S) WITH     LENGTH OF TIME        PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS    THE COMPANIES         SERVED(1)       DURING THE PAST FIVE YEARS
---------------------  -----------------  -------------------  --------------------------
Leo Grohowski          Vice President     Since October 2005   Executive Vice President
Age: 47                                                        and Chief Investment
114 West 47th Street                                           Officer, U.S. Trust
New York, NY 10036                                             (October 2005 to present);
                                                               Chief Investment Officer,
                                                               Deutsche Asset Management
                                                               Americas and Scudder
                                                               Investments (2002-2005);
                                                               and Chief Investment
                                                               Officer, Deutsche Bank
                                                               Private Banking
                                                               (1999-2002). Prior to
                                                               that, Mr. Grohowski worked
                                                               at Bankers Trust where he
                                                               served as a senior trust
                                                               investment officer of the
                                                               Private Bank and head of
                                                               the U.S. Investment
                                                               Strategy Group.
Mary Martinez          Vice President     Since July 2004      Managing Director of
Age: 45                                                        United States Trust
114 West 47th Street                                           Company, National
New York, NY 10036                                             Association (since 2003)
                                                               and Chief Operating
                                                               Officer of Asset
                                                               Management (since December
                                                               2005); Chief Executive
                                                               Officer of National
                                                               Private Banking (October
                                                               2004 to December 2005);
                                                               Managing Director and
                                                               Director of Relationship
                                                               Management Service,
                                                               Marketing, Information and
                                                               Technology at Bessemer
                                                               Trust (from 1998 to 2003).

                                          TERM OF OFFICE AND
                       POSITION(S) WITH     LENGTH OF TIME        PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS    THE COMPANIES         SERVED(1)       DURING THE PAST FIVE YEARS
---------------------  -----------------  -------------------  --------------------------
Ralph Pastore          Vice President     Since May 2001       Vice President, United
Age: 35                                                        States Trust Company,
225 High Ridge Road                                            National Association
Stamford, CT 06905                                             (since 2001); Director,
                                                               Mutual Fund Operations,
                                                               American Skandia
                                                               Investment Services, Inc.
                                                               (from 1998 to 2001).

---------------

(1) The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.

     DIRECTOR AND EXECUTIVE OFFICER FUND OWNERSHIP. As of December 31, 2005, each Company's Directors and executive officer and the Candidates, as a group, owned less than one percent (1%) of the outstanding shares of each share class of each Fund.

     INFORMATION REGARDING THE COMPANIES' INVESTMENT ADVISERS AND
ADMINISTRATOR. UST Advisers, Inc., a Delaware corporation, and U.S. Trust New York Asset Management Division, a separately identifiable division of United States Trust Company, National Association, act as investment advisers to the Funds of the Companies (together, the "Advisers"). UST Advisers, Inc. is a wholly-owned subsidiary of United States Trust Company, National Association, a wholly-owned subsidiary of US Trust, which, in turn, is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

     Prior to April 1, 2006, United States Trust Company of New York, through NYAMD, and UST, a wholly-owned subsidiary of U.S. Trust Company, N.A., acted as the investment advisers to the Funds of the Companies. Effective April 1, 2006, United States Trust Company of New York, effected a change in its bank charter to become a national bank and changed its name to United States Trust Company, National Association. In addition, U.S. Trust Company, N.A. merged with United States Trust Company, National Association with United States Trust Company, National Association as the surviving entity. This reorganization and name change did not result in any change in the nature, level or quality of the services to be provided by the Advisers under the investment advisory agreements or result in a change of control or management of the Advisers.

     The Advisers provide investment management services to the following Funds:

INVESTMENT ADVISER AND ADDRESS           NAME OF FUND
------------------------------           ------------
                     EXCELSIOR FUNDS, INC.
UST Advisers, Inc.              Small Cap Fund
225 High Ridge Road             Money Fund
Stamford, CT 06905              Value and Restructuring Fund
                                Emerging Markets Fund
                                Government Money Fund

INVESTMENT ADVISER AND ADDRESS           NAME OF FUND
------------------------------           ------------
                                Treasury Money Fund
U.S. Trust New York Asset       Core Bond Fund
Management Division             Intermediate-Term Bond Fund
114 W. 47th Street              Short-Term Government
                                Securities
New York, NY 10036              Fund
                                Blended Equity
                                International Fund
                                Energy and Natural Resources
                                Fund
                                Pacific/Asia Fund
                                Real Estate Fund
                                Large Cap Growth Fund

               EXCELSIOR TAX-EXEMPT FUNDS, INC.
UST Advisers, Inc.              California Short-Intermediate
                                Term
                                Tax-Exempt Income Fund
                                Tax-Exempt Money Fund
                                New York Tax-Exempt Money Fund
U.S. Trust New York Asset       Long-Term Tax-Exempt Fund
Management Division             Intermediate-Term Tax-Exempt
                                Fund
                                Short-Term Tax-Exempt
                                Securities Fund
                                New York Intermediate-Term Tax-
                                Exempt Fund

                     EXCELSIOR FUNDS TRUST
UST Advisers, Inc.              None
U.S. Trust New York Asset       Equity Income Fund
Management Division             Equity Core Fund
                                High Yield Fund
                                Mid Cap Value and Restructuring
                                Fund
                                International Equity Fund
                                Total Return Bond Fund
                                Income Fund

     UST Advisers, Inc. also serves as each Fund's administrator. BISYS Fund Services Ohio, Inc., which is located at 3435 Stelzer Road, Columbus, Ohio, 43219, serves as each Fund's sub-administrator.

     INFORMATION REGARDING THE COMPANIES' PRINCIPAL UNDERWRITER. BISYS Fund Services Limited Partnership, which is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as the principal underwriter for the shares of the Companies' Funds.

     5% SHAREHOLDERS. As of March 31, 2006, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to in the table below were held by such persons in accounts for their fiduciary, agency, or custodial customers.

     As of March 31, 2006, the Advisers held of record approximately the following percentage of outstanding shares of the Funds' share classes, as agent or custodian for their customers:

FUND NAME                           TITLE OF CLASS      AMOUNT OF SHARES    % OF CLASS*
---------                        --------------------   -----------------   -----------
EXCELSIOR FUNDS, INC.
Blended Equity Fund............  Shares                      7,465,494.55      60.45%
Emerging Markets Fund..........  Shares                     22,771,025.57      28.85%
Emerging Markets Fund..........  Institutional Shares        1,945,543.51      96.46%
Energy and Natural Resources
  Fund.........................  Shares                      4,161,670.89      20.83%
International Fund.............  Shares                     22,569,470.29      71.49%
Large Cap Growth Fund..........  Shares                     47,490,710.60      85.96%
Large Cap Growth Fund..........  Retirement Shares                 122.10     100.00%
Pacific/Asia Fund..............  Shares                     17,783,437.59      85.09%
Real Estate Fund...............  Shares                      6,621,899.61      59.47%
Small Cap Fund.................  Shares                     25,155,393.35      81.15%
Small Cap Fund.................  Retirement Shares                  62.98     100.00%
Value and Restructuring Fund...  Shares                     17,071,497.95      13.55%
Value and Restructuring Fund...  Institutional Shares          544,784.81      10.76%
Core Bond Fund.................  Shares                     15,250,930.33      48.03%
Core Bond Fund.................  Retirement Shares                 114.36     100.00%
Core Bond Fund.................  Institutional Shares          108,053.15      76.57%
Intermediate-Term Bond Fund....  Shares                     58,623,966.75      94.22%
Short Term Government
  Securities Fund..............  Shares                     33,634,698.20      68.69%
Government Money Fund**........  Shares                    392,715,458.00      95.72%
Money Fund**...................  Institutional Shares      356,986,903.00      68.42%

FUND NAME                           TITLE OF CLASS      AMOUNT OF SHARES    % OF CLASS*
---------                        --------------------   -----------------   -----------
Money Fund**...................  Shares                    958,972,560.00      92.90%
Treasury Money Fund**..........  Shares                    286,874,094.00      78.49%

EXCELSIOR TAX-EXEMPT FUNDS,
  INC.
California Short-Intermediate
  Term Tax-Exempt Income
  Fund.........................  Shares                      7,387,363.83      79.74%
Intermediate-Term Tax-Exempt
  Fund.........................  Shares                     32,267,679.96      85.28%
Long-Term Tax-Exempt Fund......  Shares                      4,624,716.80      75.83%
New York Intermediate-Term
  Tax-Exempt Fund..............  Shares                     12,732,469.79      83.28%
Short-Term Tax-Exempt
  Securities Fund..............  Shares                     16,409,493.22      87.55%
New York Tax-Exempt Money
  Fund.........................  Shares                    376,026,055.00      83.98%
Tax-Exempt Money Fund..........  Shares                  2,054,071,108.00      95.02%

EXCELSIOR FUNDS TRUST
Equity Core Fund...............  Shares                     10,019,107.84      96.39%
Equity Core Fund...............  Institutional Shares        3,996,603.31      93.34%
Equity Income Fund.............  Retirement Shares                 118.72     100.00%
Equity Income Fund.............  Institutional Shares       22,989,019.69      95.71%
International Equity Fund......  Institutional Shares        5,632,312.63      92.28%
Mid Cap Value and Restructuring
  Fund.........................  Shares                      7,941,090.65      65.69%
Mid Cap Value and Restructuring
  Fund.........................  Retirement Shares                  57.67     100.00%
Mid Cap Value and Restructuring
  Fund.........................  Institutional Shares        1,381,043.05      26.67%
High Yield Fund................  Shares                     25,939,469.91      85.78%
High Yield Fund................  Institutional Shares        2,571,609.10      96.86%
Income Fund....................  Institutional Shares       11,458,935.65      78.47%
Total Return Bond Fund.........  Institutional Shares       18,088,408.04      91.91%

---------------

 * Unless denoted otherwise, Atwell & Co. is the nominee for the Advisers. Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, NY 10005; Atwell & Co, FBO 051, P.O. Box 2044, Peck Slip Station, New York, NY 10038; or Atwell & Co. FBO 052, P.O. Box 2044, Peck Slip Station, New York, NY 10038.

** US Trust, Technology Support Services, Inc., Attn. Trade Support, 499
   Washington Blvd., 7th Fl, Jersey City, NJ 07310.

                                               AMOUNT OF     PERCENT OF    NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                 SHARES       SHARE CLASS   OWNERSHIP
-------------------------------              -------------   -----------   ---------
MONEY FUND -- INSTITUTIONAL
Robin Hood Foundation......................  34,419,701.71      6.60%       Record
  Attn Karen Outlaw
  826 Broadway 7th Fl
  New York NY 10003-4826
Welsh Carson Anderson & Stowe XLP..........  40,357,952.21      7.73%       Record
  C/O Jonathan Rather/ David Mintz/
  Rona Drogy
  320 Park Ave Ste 2500
  New York NY 10022-6815
WCAS Capital Partners IV LP................  40,368,034.21      7.74%       Record
  320 Park Ave Ste 2500
  New York NY 10022-6815

VALUE AND RESTRUCTURING
  FUND -- INSTITUTIONAL
Fidelity Investments Institutional.........   3,228,123.68     63.76%       Record
  Operations Co Inc As Agent
  For Certain Employee Benefit Plans
  100 Magellan Way KW1C
  Covington KY 41015-1999
SEI Trust Company..........................     364,061.08      7.19%       Record
  C/O CBWM
  Attn Mutual Funds
  One Freedom Valley Dr
  Oaks PA 19456

BLENDED EQUITY FUND
Charles Schwab & Co Inc....................   1,361,644.20     11.03%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

LARGE CAP GROWTH FUND
Charles Schwab & Co Inc....................   4,181,182.80      7.57%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

SMALL CAP FUND
Charles Schwab & Co Inc....................   2,410,239.78      7.77%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

                                               AMOUNT OF     PERCENT OF    NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                 SHARES       SHARE CLASS   OWNERSHIP
-------------------------------              -------------   -----------   ---------
VALUE AND RESTRUCTURING FUND
Charles Schwab & Co Inc....................  49,094,759.81     38.97%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122
John Hancock Life Insurance Co USA.........   8,728,375.76      6.93%       Record
  Attn Rosie Chuck USSRS SEG FND/ACC
  250 Bloor St 7th Floor
  Toronto Ontario Canada M4W 1E5

MID CAP VALUE AND RESTRUCTURING FUND
Charles Schwab & Co Inc....................   1,946,129.70     16.10%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

ENERGY AND NATURAL RESOURCES
Charles Schwab & Co Inc....................   5,753,273.39     28.80%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

REAL ESTATE FUND
Charles Schwab & Co Inc....................   2,014,968.98     18.10%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

INTERNATIONAL FUND
Charles Schwab & Co Inc....................   3,139,679.93      9.95%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

                                               AMOUNT OF     PERCENT OF    NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                 SHARES       SHARE CLASS   OWNERSHIP
-------------------------------              -------------   -----------   ---------
PACIFIC/ASIA FUND
Charles Schwab & Co Inc....................   1,246,513.47      5.96%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

EMERGING MARKETS FUND
Charles Schwab & Co Inc....................  28,032,532.44     35.51%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

SHORT-TERM GOVERNMENT SECURITIES FUND
Charles Schwab & Co Inc....................   2,678,884.30      5.47%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

CORE BOND FUND
Charles Schwab & Co Inc....................   3,030,763.43      9.54%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

HIGH YIELD FUND
Charles Schwab & Co Inc....................   1,608,836.50      5.32%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

CORE BOND -- INSTITUTIONAL
Turtle & Co................................      32,960.89     23.36%       Record
  C/O State Street Bank & Trust Co
  PO Box 5489
  Boston MA 02206-5489

                                               AMOUNT OF     PERCENT OF    NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                 SHARES       SHARE CLASS   OWNERSHIP
-------------------------------              -------------   -----------   ---------
MID CAP VALUE AND RESTRUCTURING --
  INSTITUTIONAL
Charles Schwab & Co Inc....................   3,541,114.86     68.39%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

CA SHORT-INTERMEDIATE TERM TAX EXEMPT
  INCOME
Charles Schwab & Co Inc....................   1,124,810.78     12.14%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

LONG TERM TAX-EXEMPT FUND
Charles Schwab & Co Inc....................     355,241.37      5.83%       Record
  Special Custody A/C For
  Benefit of Customers
  Attn Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

VALUE AND RESTRUCTURING FUND -- RETIREMENT
State Street Bank & Trust Co CUST..........       7,293.10     40.33%       Record
  FBO Advance Tood Inc
  Deferred Savings & PSP
  801 Pennsylvania Ave
  Kansas City MO 64105-1307
William S Aichele Ttee.....................       5,197.77     28.74%       Record
  Univest Corp Of PA
  66 Brooks Dr
  Braintree MA 02184-3839
State Street Bank And Trust Co.............       1,446.63      8.00%       Record
  As Cust For Unifab Inc 401K
  801 Pennsylvania Ave
  Kansas City MO 64105-1307
State Street Bank And Trust Co.............       2,532.77     14.00%       Record
  As Cust For Newton Savings Bank
  Employees 401K Savings Plan
  801 Pennsylvania Ave
  Kansas City MO 64105-1307

     The Companies have been advised by Schwab that any shares of a Company's Funds over which Schwab and/or its affiliates (other than the

Advisers and US Trust) have voting power will be voted in the same proportion as the vote of all other Shareholders of such Fund.

     QUORUM. In order to act upon a Proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. With respect to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. a quorum is constituted by the presence, in person or by proxy, of the holders of more than 50% of the outstanding shares of such Company entitled to vote. With respect to Excelsior Funds Trust, a quorum is constituted by the presence, in person or by proxy, of the holders of more than one-third of the outstanding shares of the Company entitled to vote.

     Abstentions and "broker non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining whether a "majority of all shares" with respect to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. is present at the Meeting and will therefore have the effect of counting against the Proposal for these Companies. Abstentions and broker non-votes will not affect the Proposal for purposes of Excelsior Funds Trust because of that Company's plurality voting requirement. The Companies believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners. However, consistent with applicable rules, each broker may adopt its own policies regarding whether and how it will vote uninstructed shares.

     ADJOURNMENT. In the event that sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. US Trust and its affiliates will bear the costs of any additional solicitation and any adjourned sessions.

     COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Companies at 225 High Ridge Road, Stamford, CT 06905. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

     SHAREHOLDER PROPOSALS. The Companies do not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Companies at 225 High Ridge Road, Stamford, CT 06905 within a reasonable time before such meeting.

     REPORTS TO SHAREHOLDERS. Each Company will furnish, without charge, copies of such Company's most recent semi-annual and annual reports to shareholders to any shareholder upon request. Each Company's semi-annual and annual reports to shareholders may be obtained from such Company by writing to that Company at Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529, by calling (800) 446-1012 or by the Internet: http://www.excelsiorfunds.com.

     OTHER MATTERS. The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             ---------------------

                      SHAREHOLDERS ARE URGED TO COMPLETE,
                   SIGN AND DATE THE ENCLOSED PROXY CARD AND
                      RETURN IT PROMPTLY. SHAREHOLDERS ARE
                  ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE
                            OR THROUGH THE INTERNET.

                                   APPENDICES

                                   APPENDIX A

     As of March 31, 2006, the outstanding shares of each Company were as follows:

                                                                  INSTITUTIONAL     RETIREMENT
EXCELSIOR FUNDS, INC.                            SHARES CLASS      SHARES CLASS    SHARES CLASS
---------------------                          ----------------   --------------   ------------
Blended Equity Fund..........................     12,349,451.23
Emerging Markets Fund........................     78,938,977.03     2,016,920.59
Energy and Natural Resources Fund............     19,976,184.51
International Fund...........................     31,568,534.13
Large Cap Growth Fund........................     55,246,471.76                        122.10
Pacific/Asia Fund............................     20,901,364.52
Real Estate Fund.............................     11,134,178.87
Small Cap Fund...............................     31,000,899.11                         62.98
Value and Restructuring Fund.................    125,986,685.98     5,063,281.13    18,085.31
Core Bond Fund...............................     31,752,878.06       141,126.97       114.36
Intermediate-Term Bond Fund..................     62,221,951.02
Short-Term Government Securities Fund........     48,968,535.89
Government Money Fund........................    410,269,392.74
Money Fund...................................  1,032,310,407.61   521,783,914.34
Treasury Money Fund..........................    365,490,257.16

EXCELSIOR TAX-EXEMPT FUNDS, INC.
---------------------------------------------
California Short-Intermediate Term Tax-Exempt
 Income Fund.................................      9,264,114.68
Intermediate-Term Tax-Exempt Fund............     37,835,824.65
Long-Term Tax-Exempt Fund....................      6,098,562.82
New York Intermediate-Term Tax-Exempt Fund...     15,288,184.25
Short-Term Tax-Exempt Securities Fund........     18,743,926.27
New York Tax-Exempt Money Fund...............    447,734,460.53
Tax-Exempt Money Fund........................  2,161,628,157.94

EXCELSIOR FUNDS TRUST
---------------------------------------------
Equity Core Fund.............................     10,394,715.16     4,281,566.63
Equity Income Fund...........................                      24,018,860.67       118.72
International Equity Fund....................                       6,103,546.18
Mid Cap Value and Restructuring Fund.........     12,089,973.41     5,177,940.34        57.67
High Yield Fund..............................     30,240,232.12     2,654,997.66
Income Fund..................................                      14,602,093.81
Total Return Bond Fund.......................                      19,680,892.11

                                   APPENDIX B

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                             EXCELSIOR FUNDS TRUST
                               (THE "COMPANIES")

                          NOMINATING COMMITTEE CHARTER

I. THE COMMITTEE.

     The Nominating Committee (the "Committee") is a committee of, and established by, the Boards of Directors/Trustees of the Companies (the "Boards"). The Committee shall be comprised entirely of all of the current "independent directors/trustees." For purposes of this Charter, independent directors/trustees shall mean directors/trustees who are not interested persons of the Companies as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

II. BOARD NOMINATIONS AND FUNCTIONS.

     1. The Committee shall make recommendations for nominations for independent director/trustee membership on the Boards the full Boards. The selection and nomination of independent directors/trustees shall be committed solely to the discretion of the independent directors/trustees. In this regard, the Committee shall be solely responsible for researching, recruiting, considering and naming such candidates. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates under the 1940 Act.

     2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Boards to the full Boards.

     3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Boards if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Companies' offices. The Committee's policy regarding its procedures for considering candidates for the Boards, including any recommended by shareholders, is attached hereto as Appendix A.

III. COMMITTEE NOMINATIONS AND FUNCTIONS.

     The Committee shall make recommendations to the full Boards for nomination of independent directors for membership on all committees of the Boards.

IV. OTHER POWERS AND RESPONSIBILITIES.

     1. The Committee shall meet in open or executive sessions as they may deem appropriate. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

     2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Companies.

     3. The Committee shall report its activities to the Boards and make such recommendations as the Committee may deem necessary or appropriate.

     4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

Dated: February 25, 2005

                                   APPENDIX A

                          NOMINATING COMMITTEE POLICY
                REGARDING SELECTION OF DIRECTOR/TRUSTEE NOMINEES

     When a vacancy on the Boards exists or is anticipated, or when the Nominating Committee ("Committee") deems it desirable to select a new or additional director/trustee, the Committee will consider any candidate for Director/Trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications. The Committee, however, will not be required to solicit recommendations from the Companies' shareholders.

     The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Director/Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Boards, or when the Committee deems it desirable to select a new or additional director/trustee, the Committee expects to seek referrals from a variety of sources, including current directors/trustees, management of the Companies and counsel to the Companies. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

     In evaluating candidates for a position on the Boards, the Committee considers a variety of factors, including, as appropriate:

          (i) the candidate's knowledge in matters relating to the mutual fund industry;

          (ii) any experience possessed by the candidate as a director or senior officer of public companies;

          (iii) the candidate's educational background;

          (iv) the candidate's reputation for high ethical standards and personal and professional integrity;

          (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Boards' existing mix of skills and qualifications;

          (vi) the candidate's perceived ability to contribute to the ongoing functions of the Boards, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Boards;

          (vii) the candidate's ability to qualify as an independent director/trustee for purposes of the 1940 Act, the candidate's independence from the Companies' service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

          (viii) the candidate's age relative to any age limitation on nominations; and

          (ix) such other factors as the Committee determines to be relevant in light of the existing composition of the Boards and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws).

     Prior to making a final recommendation to the Boards, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

                                              ezVote(SM) Consolidated Proxy Card

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.


                                                           EXCELSIOR FUNDS TRUST
                                                           EXCELSIOR FUNDS, INC.
                                                EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              (each, a "Company" and, together, the "Companies")
                           PROXY FOR THE MEETING OF SHAREHOLDERS - JUNE 28, 2006


The undersigned shareholder(s) of the Companies, revoking previous proxies, hereby appoint(s) David Rosenberg and Shelley Harding-Riggen, and each of them (with full power of substitution), the proxies of the undersigned to attend the Meetings of Shareholders of the Companies to be held on June 28, 2006, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, at 8:30 a.m., Pacific time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the Companies that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein with respect to each Company and upon any other matter that may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and the Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS OF EACH COMPANY, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.



                                     Date __________________, 2006


                        ________________________________________________________



                        ________________________________________________________

                        Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX) Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

                                                               Excelsior EZ - MK


        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN
                             THE INDIVIDUAL BALLOTS

                            THREE EASY WAYS TO VOTE


                              To vote by Telephone

1)    Read the Proxy Statement and have the Consolidated Proxy Card at hand.

2)    Call 1-888-221-0697.

3)    Follow the simple instructions.

                              To vote by Internet

1)    Read the Proxy Statement and have the Consolidated Proxy Card at hand.

2)    Go to WWW.PROXYWEB.COM

3)    Follow the simple instructions.

                                 To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate box on the reverse side.

3) Sign, date and return the Consolidated Proxy Card using the enclosed envelope.

       IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD.


(STOP SIGN GRAPHIC)

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE REVERSE SIDE AND ANY ACCOMPANYING PAGES. IF YOU SIGN AND VOTE BOTH THE CONSOLIDATED PROXY CARD AND AN INDIVIDUAL BALLOT, YOUR VOTE ON THE CONSOLIDATED PROXY CARD WILL CONTROL.

                                               INDIVIDUAL BALLOTS

                        On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts for each fund of the Companies in which you own shares (an "Individual Ballot"). If you wish to vote each of these Individual Ballots separately, sign in the signature box below, mark each Individual Ballot to indicate your vote, detach the form at the perforation above and return the Individual Ballots portion only.

                        NOTE: IF YOU CHOOSE TO VOTE EACH INDIVIDUAL BALLOT SEPARATELY, DO NOT RETURN THE CONSOLIDATED PROXY CARD ABOVE.

                                     Date __________________, 2006

                        ________________________________________________________


                        ________________________________________________________

                        Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX) Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

                                                              Excelsior IND - MK
                                              ezVote(SM) Consolidated Proxy Card


                        PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK
                        OR NUMBER 2 PENCIL.                                  [X]
                        PLEASE DO NOT USE FINE POINT PENS.


PROPOSAL: TO ELECT TRUSTEES/DIRECTORS FOR EACH COMPANY

                                                                                        FOR     WITHHOLD    FOR ALL
                                                                                        ALL       ALL       EXCEPT*
Nominees For:        (01) Rodman L. Drake, (02) Morrill Melton ("Mel") Hall,
Independent Trustee  (03) Roger M. Lynch Jr., (04) Jonathan Piel,
                     (05) John D. Collins, (06) Mariann Byerwalter,
                     (07) William A. Hasler and (08) Nils H. Hakannson
                                                                                        [ ]        [ ]        [ ]
Nominees For        (09) James L. Bailey and (10) Randall W. Merk
Interested Trustee

* To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the Nominee's number on the line below.

_______________________________________________________________________________

 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
       ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                               Excelsior EZ - MK

      IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE
                               INDIVIDUAL BALLOTS

                               INDIVIDUAL BALLOTS
      NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE
                            INDIVIDUAL BALLOTS BELOW.


EQUITY INCOME FUND
Excelsior Funds Trust

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]        [ ]    [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ___________________________________


FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]        [ ]    [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________


CORE BOND FUND
Excelsior Funds, Inc.

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*

PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT _________________________________

                                                              Excelsior IND - MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                                           [X]

                               INDIVIDUAL BALLOTS
   NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE THE INDIVIDUAL
                                 BALLOTS BELOW.

EQUITY INCOME FUND
EXCELSIOR FUNDS TRUST

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

CORE BOND FUND
EXCELSIOR FUNDS, INC.

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

EQUITY INCOME FUND
EXCELSIOR FUNDS TRUST

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

CORE BOND FUND
EXCELSIOR FUNDS, INC.

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE

                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL     EXCEPT*
PROPOSAL:  TO ELECT TRUSTEES/DIRECTORS FOR            [ ]       [ ]     [ ]
THE COMPANY

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ________________________________________

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                              To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call  1-888-221-0697.
3) Follow the simple instructions.

                              To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to WWW.PROXYWEB.COM
3) Follow the simple instructions.

                                To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign, date and return the Proxy card  using  the  enclosed envelope.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

FUND NAME PRINTS HERE                                      EXCELSIOR FUNDS TRUST
COMPANY NAME PRINTS HERE                                   EXCELSIOR FUNDS, INC.
                                                EXCELSIOR TAX-EXEMPT FUNDS, INC.
                                                             (each, a "Company")
                           PROXY FOR THE MEETING OF SHAREHOLDERS - JUNE 28, 2006

The undersigned shareholder(s) of a Company, revoking previous proxies, hereby appoint(s) David Rosenberg and Shelley Harding-Riggen, and each of them (with full power of substitution), the proxies of the undersigned to attend the Meeting of Shareholders to be held on June 28, 2006, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, at 8:30 a.m., Pacific time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the Company that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein and upon any other matter that may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and the Proxy Statement.

                                 Date __________________, 2006

                        ________________________________________________________



                        ________________________________________________________

                        Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX) Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

                                                                  Excelsior - MK

                        PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR
                        NUMBER 2 PENCIL.                                     [X]

                        PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

PROPOSAL: TO ELECT TRUSTEES/DIRECTORS FOR THE COMPANY                         FOR     WITHHOLD    FOR ALL
                                                                               ALL      ALL        EXCEPT*
Nominees For:        (01) Rodman L. Drake, (02) Morrill Melton ("Mel") Hall,
Independent Trustee  (03) Roger M. Lynch Jr., (04) Jonathan Piel,
                     (05) John D. Collins, (06) Mariann Byerwalter,
                     (07) William A. Hasler and (08) Nils H. Hakannson         [ ]       [ ]         [ ]

Nominees For         (09) James L. Bailey and (10) Randall W. Merk
Interested Trustee

* To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the Nominee's number on the line below.


--------------------------------------------------------------------------------

 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
       ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                                  Excelsior - MK